PROMISSORY NOTE


$1,450,000.00                      Effective as of  June 27, 1997


      FOR VALUE RECEIVED, the undersigned hereby agrees and promises to pay to the order of AEI Net Lease Income & Growth Fund XIX Limited Partnership, a Minnesota limited partnership (the "Partnership", or "Lender", or "holder"), at the principal office of its corporate general partner, AEI Fund Management XIX, Inc., a Minnesota corporation, located at Suite 1300, Minnesota World Trade Center, Saint Paul, Minnesota or such other place as the holder of this Note may from time to time designate, the principal sum of One Million Four Hundred Fifty Thousand Dollars ($1,450,000), or so much thereof as shall have been advanced pursuant to the terms and conditions of that certain Construction Loan Agreement dated effective of even date herewith by and between the undersigned and the Partnership, together with interest on the unpaid principal balance at the rates of interest hereinafter specified per annum, payable in lawful money of the United States, as follows:

     Interest on the outstanding principal balance hereof shall be payable monthly on the first day of each month at a definite and certain per annum interest rate equal to Seven and one-half percent (7..5%), with a final payment on December 15, 1997, on which date the entire unpaid principal amount together with interest accrued thereon shall at the option of the holder hereof become due and payable, unless extended in writing for 30 days pursuant to the option to extend or due to force majeure as set forth in the Construction Loan Agreement. No event of default occurs hereunder with respect to payment of accrued interest or Out of Pocket Interest (defined below) until: (a) payment of Out of Pocket Interest is not made within five (5) days after written notice of non-payment from the Partnership given after the due date thereof, or (b) other accrued interest is not paid when the entire balance of principal and accrued interest is due and payable. If after maturity of this Note due to acceleration, a default is corrected and this Note and the Security Deed or Mortgages securing it are reinstated, then the annual interest rate on this Note from and after the date of reinstatement shall be equal to the rate stated above. In the event a transfer of monies to or for the benefit of Borrower or otherwise as permitted by Lender under the Loan Documents pursuant to a request for funds by the undersigned under this Note ("Transfer") causes the Partnership to lose any interest on such funds or incur any costs, then interest on such funds shall begin to accrue on the date of the Transfer. Interest shall be calculated on the balances outstanding at the end of each day and on the basis of actual days elapsed and a year of three hundred sixty-five (365) days. Interest shall accrue from and including the date hereof.

      All payments shall be applied first to interest and then to principal, except that if any advance made by the holder of this Note under the terms of any instruments securing the Note is not repaid within applicable cure periods, any monies received, at the option of the holder, may first be applied to repay such advances, plus interest thereon as specified under the terms of said instruments, and the balance, if any, shall be applied on account of any installments then due. This note may be prepaid at any time without penalty or premium.

      This Note will be governed by the laws of the State of Georgia and is the Note referenced in and secured by a Security Deed ("Security Deed") of even date herewith given by the undersigned to the Partnership as Grantee therein for the benefit of the holder concerning real and personal property situated in Gainesville, Georgia.

      If default (after expiration of any applicable written notice and cure period) be made in any payment of principal or interest when due in accordance with the terms and conditions of this Note (an "Event of Default"), or if an event of default occurs under the Security Deed or any other instrument securing this Note, unless cured prior to the expiration of any applicable written notice and cure period, the entire unpaid disbursed principal balance together with accrued interest thereon shall become immediately due and payable at the option of the holder hereof.

      Prior to the occurrence of an Event of Default hereunder, the unpaid principal shall bear interest at the rate provided in this Note. While an Event of Default is in existence under this Note, and at the option of the holder hereof, interest shall thereafter be payable on the whole of the unpaid principal sum at the rate of eighteen percent (18%) per annum or the highest rate allowed by law if the highest rate allowed by law is less than eighteen percent (18%) per annum, whether or not the holder hereof has exercised its option to accelerate the maturity of this Note and declare the entire unpaid principal indebtedness due and payable.

      No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other remedy under this Note. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any such right or remedy on a future occasion.

      In the Event of Default hereunder the undersigned agrees to pay the costs of collection including reasonable attorney's fees actually incurred.

      The makers, endorsers, sureties, guarantors and all other persons liable for all or any part of the principal balance evidenced by this Note severally waive presentment for payment, protest and notice of non-payment. Such parties hereby consent to, without affecting their liability to any extension or alteration of the time or terms of payment hereof, any renewal, any release of all or any part of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of, or resort to any party liable for payment hereof.

     All agreements between the undersigned and the holder hereof are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the holder for the use, forbearance, loaning or detention of the indebtedness evidenced hereby exceed the maximum interest rate permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Security Deed or any other security instrument at any time given for the performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if from any circumstances the holder of this Note should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be in excess of interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the undersigned and holder hereof and shall also be binding upon and available to any subsequent holder or endorsee of this Note.

      In the event the undersigned shall sell, convey, transfer, further mortgage or encumber or dispose of the subject property of the Security Deed, or any part thereof, or any interest therein, or agrees so to do,then at the sole option of said holder, the holder may declare the entire unpaid principal balance due hereunder, together with accrued interest, due and payable in full and call for payment of the same in full at once.

      In the event accrued interest shall exceed the amount set forth in the Total Project Construction Budget attached as Exhibit B to the Construction Loan Agreement, or Borrower shall have not satisfied the terms of the Sale and Leaseback Financing Commitment (the "Leaseback Commitment") between Borrower and Lender to close on the sale of the subject property to Lender by the stated closing date within such Leaseback Commitment for the subject property and all of the budgeted interest in the Total Project Construction Budget has been disbursed, Borrower shall, payable within 5 business days after delivery of written invoice from Lender, make monthly payments of accrued interest ("Out of Pocket Interest") on the entire outstanding Loan amount until the entire outstanding principal and accrued interest pursuant hereto has been paid in full.

      In  the  event  that  any installment of  accrued  interest required hereunder is not paid within ten (10) days, or such longer period as may be required by law, after written notice from the Partnership that payment of such installment was not made by its due date, the undersigned agrees to pay a late charge each month of $.02 per $1.00 of unpaid installment payment to defray the costs of holder incident to collecting such late payment. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights the holder of this Note may have, including the right to declare the entire unpaid principal and interest immediately due and payable.


                                  Party City of Atlanta, Inc.,
                                  a Georgia corporation

                                  By: /s/ Frank S Buonanotte
                                    Its: Pres.


                  CONSTRUCTION LOAN AGREEMENT


      THIS AGREEMENT, made and entered into effective as of this 27th day of June, 1997, by and between Party City of Atlanta, Inc., a Georgia corporation ("Borrower"), whose address is
Attention: Frank Buonanotte, c/o The Shopping Center Group, 6520 Powers Ferry Road, Suite 250, Atlanta, GA 30339, and AEI Net Lease Income & Growth Fund XIX Limited Partnership, a Minnesota limited partnership, whose corporate general partner is AEI Fund Management XIX, Inc., a Minnesota corporation, whose address is Suite 1300, World Trade Center, Saint Paul, Minnesota 55101. ("Lender").


                   W I T N E S S E T H, that:

      WHEREAS, Borrower is contemplating building on the premises
described   in   Exhibit  "A"  attached  hereto   the   following
Improvements :

     Construction of an approximately 10,500 square foot building and improvements to be used initially as a Party City store.

      WHEREAS, Lender desires to make a loan to Borrower upon the terms and conditions herein for the aforesaid purposes;

      NOW, THEREFORE, in consideration of the making of the construction loan and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                           ARTICLE I
                          DEFINITIONS

      For purposes of this Agreement, the following terms shall have the following meanings:

     1. "Commitment" shall mean the Borrower's Construction Loan Commitment dated May 15, 1997 with the Lender's assignee, AEI Fund Management, Inc., for the Loan, the terms and conditions of which are incorporated herein by reference.

     2. "Architect's Contract" shall mean Borrower's contract with the Project Architect.

     3. "Completion Date" shall mean midnight December 15, 1997, provided, however, if Borrower exercises its extension right in Article 12, paragraph 12 hereof, then the Completion Date shall be extended accordingly by said thirty days.

     4. "Construction Costs" shall mean land costs, all costs paid to construct and complete the Improvements specified on Exhibit "B" attached hereto and made a part hereof.

     5. "Construction Contracts" shall mean the contracts between Borrower and Contractors for the furnishing of labor, services or materials to the Premises in connection with the construction of the Improvements.

     6. "Contractors" shall mean those firms directly engaged by Borrower to construct the Improvements, whether one or more.

     7.   "Contract Documents" shall mean the Project Architect's
     Contract, Plans and Specifications and the contract with the Contractor.

     8. "Escrowee" shall mean the designated department or agent of Lender monitoring disbursements of loan proceeds as Escrowee under the Construction Loan Disbursement Agreement executed by and between the parties of even date herewith.

     9. "Financing Statements" shall mean one or more financing statements between Borrower and Lender covering the personal property and fixtures included in the Premises.

     10.   "Improvements"  shall mean the  structures  and  other
     improvements to be constructed on the Premises in accordance
     with   the   Plans   and  Specifications   within   standard
     construction industry tolerances.

     11.   "Inspecting  Architect" shall mean the  architect,  if
     any,  hired by Lender, if Borrower is in default under   the
     Loan Documents, or Lender reasonably believes Borower to be in default, to perform inspections of the premises.

     12. "Loan" shall mean the loan to be made pursuant to the terms hereof and not to exceed the lesser of the total
     Construction Costs or the maximum loan amount set forth in the Note.

     13. "Loan and Carrying Charges" shall mean all fees, taxes and charges incurred under the Loan and in the construction of the Improvements including, but not limited to, non-refundable commitment fees, loan or brokerage fees paid to the Lender; interest charges, service and inspection fees, attorney's fees, title insurance fees and charges, recording fees and insurance premiums.

     14. "Loan Documents" shall mean the Note, Security Deed (hereinafter referred to as "Security Deed"), Financing Statements, Guarantee, and such other documents as Lender has required to be given to the Lender as security for the Loan pursuant to this Loan Agreement.

     15.   "Security  Deed"  shall mean  the  Security  Deed  and
     Assignment of Rents and Leases to be executed and delivered by Borrower to the Lender named therein for the benefit of Lender, covering the Premises.

     16. "Note" shall mean a Promissory Note to be made by Borrower payable to the order of Lender to evidence the Loan and being in the principal amount of One Million Four
     Hundred Fifty Thousand ($1,450,000) of the Loan.

     17. "Owner Equity" shall mean the total Construction Costs plus the amount of any cost overruns or change orders increasing Construction Costs and not accounted for by a re-allocation approved by Lender among line items of the Construction Budget, less the amount of the Loan.

     18. "Plans and Specifications" shall mean the plans and specifications prepared by the Project Architect.

     19. "Premises" shall mean the real property described in the Exhibit "A" attached to this Agreement, together with all Improvements, equipment and fixtures thereon, exclusive of Borrower's trade fixtures and inventory, and property of third parties.

     20.    "Project"  shall  mean  the  construction  of   the
     Improvements on the Premises.

     21. "Project Architect" shall mean the architect retained by Borrower to design and supervise construction of the Improvements.

     22. "Sub-Contractors" shall mean those persons furnishing labor or materials for the Project pursuant to the Sub-
     Contracts.

     23.   "Sub-Contracts" shall mean the contracts  between  the
     Contractor  and  its  materialmen  and  mechanics   in   the
     furnishing of labor or materials for the Project.

     24.   "Title"  shall mean the title insurer  (Lawyers  Title
     Insurance  Corporation)  approved  by  Lender  issuing   the
     mortgagee's title insurance policy.

                           ARTICLE II
                            THE LOAN

     Subject to compliance with the provisions of this Agreement, Lender agrees to loan to Borrower, and Borrower agrees to borrow the Loan from Lender. The Loan shall be advanced in stages by Lender to Escrowee and disbursed by Escrowee pursuant to the provisions of Article VIII hereof. The Loan, or so much thereof as has been advanced hereunder, shall bear interest at the rate and shall be repaid in accordance with the terms of the Loan Documents. The proceeds of the Loan shall be used exclusively for the purposes of defraying total Construction Costs.




                          ARTICLE III
                  EXECUTION OF LOAN DOCUMENTS

       Prior  to  any  request  for  funds,  and  prior  to   the
commencement of the first item of work in connection with the construction of the Improvements, Borrower agrees to authorize, execute and deliver to Lender and to record the Loan Documents and other items required by this Agreement.

                           ARTICLE IV
                  CONSTRUCTION OF IMPROVEMENTS

     Borrower agrees to commence construction of the Improvements within thirty (30) days from the date of this Agreement. After commencement of construction of any Improvements, Borrower agrees to diligently pursue said construction to completion, and to supply such funds necessary to complete construction of the Project as may be required in excess of the funds required to be disbursed by Lender in accordance with the terms hereof and to perform such duties as may be necessary to complete the construction of said Improvements pursuant to the Plans and Specifications subject to standard construction industry tolerances and in full compliance with all terms and conditions of this Agreement and the Loan Documents, all of which shall be accomplished on or before the Completion Date, and without liens, claims or assessments (actual or contingent) asserted against the Premises for any material, labor or other items furnished in connection therewith, except those that are being in good faith contested by Borrower and which are bonded off or otherwise removed in a manner consistent with Georgia law and practice before the same shall result in a non-dischargeable claim adverse to Lender's secured position in the Premises, and all in full compliance with all construction, use, building, zoning and other similar requirements of any pertinent governmental jurisdiction. Borrower will provide to Lender, upon request, evidence of satisfactory compliance with all the above requirements.

                           ARTICLE V
         REPRESENTATIONS AND WARRANTIES OF THE BORROWER


Borrower hereby represents and warrants to the Lender that:

1. VALIDITY OF LOAN DOCUMENTS - The Loan Documents are in all respects legal, valid and binding according to their terms and grant to Lender a direct, valid and enforceable first lien upon, and security interest in, the Premises and the Improvements and fixtures to be located thereon, as well as the rents and leases of the Premises, but excluding the removable trade fixtures, inventory and personal property of Borrower or others.

2. PRIORITY OF LIEN ON PERSONALTY - Except as otherwise consented to by Lender in writing, no chattel mortgage, bill of sale, security agreement, financing statement, or other title retention agreement (except those executed in favor of Lender) has been, or will be, executed with respect to any personal property, chattel or fixture used in conjunction with the construction, operation or maintenance of the improvements, except as described in the Security Deed.

3. CONFLICTING TRANSACTION OF BORROWER - The consummation of the transactions hereby contemplated and the performance of the obligations of Borrower under and by virtue of the Loan Documents will not result in any breach of, or constitute a default under, any mortgage, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement, or other instrument to which Borrower is a party or by which it may be bound or affected.

4. PENDING LITIGATION - There are no actions, suits or proceedings pending, or to the knowledge of Borrower threatened, against or affecting it or the Premises, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, at law or in equity, or before or by any governmental authority, except actions, suits and proceedings which are fully covered by insurance or which, if adversely determined would not substantially impair the ability of Borrower to perform each and every one of its obligations under and by virtue of the Loan Documents; and to the best of Borrower's actual knowledge after commercially reasonable due inquiry it is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

5. VIOLATIONS OF GOVERNMENTAL LAW, ORDINANCES OR REGULATIONS - Borrower certifies and represents that to the best of Borrower's actual knowledge after commercially reasonable due inquiry, there are no violations or notices of violations by Borrower or concerning the Premises, of any federal or state law or municipal ordinance or order or requirement of the State in which the Premises are located or any municipal department or other governmental authority having jurisdiction affecting the Premises, which violations in any way have a material adverse affect on the Premises.

6. COMPLIANCE WITH ZONING ORDINANCES AND SIMILAR LAWS - Borrower certifies and represents that the Plans and Specifications and construction pursuant thereto and the use of the Premises contemplated thereby comply and will comply with all governmental laws and regulations and requirements, zoning ordinances, standards, and regulations of all governmental bodies exercising jurisdiction over the Premises, including environmental protection and equal employment regulations, and appropriate supervising boards of fire underwriters and similar agencies. Borrower also agrees to provide the Project Architect's certification to such effect.

7. BORROWER'S STATUS AND AUTHORITY - Borrower warrants and represents that (i) it is duly organized, existing and in good standing under the laws of the state in which it is incorporated or created; (ii) it is duly qualified to do business and is in good standing in the state in which the Premises are located;
(iii) it has the corporate or other power, authority and legal right to carry on the business now being conducted by it and to engage in the transactions contemplated by this Agreement and the Loan Documents; and (iv) the execution and delivery of this Agreement and the Loan Documents and the performance and observance of the provisions hereof and thereof have been duly authorized by all necessary trust, partnership, or corporate actions of Borrower. Borrower will furnish such resolutions, affidavits and opinions of counsel to such effect as Lender may reasonably require.

8. AVAILABILITY OF UTILITIES - All utility services necessary for the proper operation of the Improvements for their intended purposes are available at the Premises or will be available at the Premises prior to commencement of Construction, without special use permit or varinace, at standard utility rates and hook-up charges, including water supply, storm and sanitary sewer facilities, gas, electricity and telephone facilities, the rates and hook-up charges the payment of which has been adequately reflected in the Construction Loan budget. Borrower shall furnish evidence of such availability of utilities from time to time at Lender's request.

9. BUILDING PERMITS - All building permits required for the construction of the Improvements have been, or will be, if not issuable as of the date hereof, can be obtained but for payment of the fees therefore only, prior to the commencement of the construction of the Improvements and copies of same will be delivered to Lender.

10. CONDITION OF PREMISES - The Premises are not as of the date hereof damaged or injured as a result of any fire, explosion, accident, flood or other casualty, nor subject to any action in eminent domain.

11. APPROVAL OF PLANS AND SPECIFICATIONS - Borrower certifies and represents that the Plans and Specifications conform to the requirements and conditions set out by applicable law or any effective restrictive covenant, to all governmental authorities which exercise jurisdiction over the Premises or the construction thereon.

12. CONSTRUCTION CONTRACTS - Borrower has entered into contracts with the Contractors or separate contracts with materialmen and laborers providing for the construction of the Improvements. Borrower will cause the Contractors to promptly furnish Lender with the complete list of all Sub-contractors or entities which Contractors propose to engage to furnish labor and/or materials in constructing the Improvements and will from time to time furnish Lender with true copies of all Contracts and Sub-contracts therefor and with the terms of all verbal agreements therefor.

13. BROKERAGE COMMISSIONS - No brokerage commissions are due in connection with the transaction contemplated hereby or if there are commissions due or payable the same will be paid by Borrower. Borrower agrees to and shall indemnify Lender from any liability, claims or losses arising by reason of any such brokerage commissions except claimed under, through, or by reason of Lender or its agents or representatives. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

14. NO PRIOR WORK - Except as may have been permitted or acknowledged by Lender and Title in writing, and as does not present an exception to title unacceptable to Lender, no work or construction has been commenced or will be commenced by or on behalf of Borrower on the Premises, nor has Borrower entered into any contracts or agreements for such work or construction which could result in the imposition of a mechanic's or materialmen's lien on the Premises or the Improvements prior to or on parity with the security title and lien of the security interest evidenced by the Security Deed.

15. ENVIRONMENTAL IMPACT STATEMENT - All required environmental impact statements as required by any governmental authority having jurisdiction over the Premises or the construction of the Improvements have been duly filed and approved.

16. ACCESS - The Premises front on a publicly maintained road or street or have access to such a road or street under easement which is not subject to a reversion in favor of any party.

17. FINANCIAL INFORMATION - Any financial statements heretofore delivered to Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting practice, and fairly present the respective financial conditions of the subject thereof as of the respective dates thereof and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof.

                           ARTICLE VI
                     COVENANTS OF BORROWER

Borrower hereby covenants and agrees with Lender as follows:

1. SURVEYS - Prior to execution of any Loan Documents and prior to the initial request for a Disbursement, Borrower shall furnish to Lender three copies of a current perimeter land survey, in form and substance satisfactory to Lender, certified to Lender, giving a description of the Premises and showing all encroachments onto or from the Premises, currently certified by a registered surveyor and bearing his registry number and showing access rights, easements, or utilities, rights of way, all setback requirements upon the Premises, improvements, matters affecting title and such other items as Lender may reasonably request. If Borrower shall change the existing perimeter of the foundation as shown on the perimeter land survey, after the foundation walls for all or any portion of the Improvements are completed, the Borrower shall promptly furnish the Lender with three copies of the survey revised to show the location of the Improvements and certifying that the Improvements are within the boundary lines of the Premises and the building restriction lines, if any, and that the Improvements do not encroach upon any easement, utility or right of way.

2. TITLE INSURANCE - Prior to the initial request for Disbursement the Borrower shall furnish Lender with an ALTA policy of title insurance, and prior to any subsequent request for Disbursement such ALTA policy of title insurance shall be brought down to the date of Disbursement by endorsement, all in form and substance reasonably satisfactory to Lender issued at the Borrower's expense and written by Title insuring the Premises to be marketable, free from exceptions for mechanic's and materialmen's liens and free from other exceptions not previously approved by the Lender, naming Lender as an insured and insuring that the Security Deed is a valid first security title to the extent of advances made or to be made hereunder subject only to such exceptions as may be approved by Lender.

3. RESTRICTIONS ON CONVEYANCE OR SECONDARY FINANCING - Borrower will not transfer, sell, convey or encumber the Premises or subject the Premises to any secondary financing in any way without the written consent of the Lender.

4. INSURANCE - To obtain or cause Contractor to obtain and maintain such insurance or evidence of insurance as Lender may reasonably require, including but not limited to the following:

(a) BUILDERS'  RISK INSURANCE - Builders' Risk Insurance  written on the so-called
"Builders' Risk-Completed Value Basis" in an amount equal to the full replacement cost of the improvements at the date of completion with coverage available on the so-called multiple peril form of policy, including coverages against collapse, mudslide or mudflow and sinkhole collapse, water damage, building materials and property in transit, with standard noncontributing mortgagee clauses, such insurance to be in amounts and form and written by such companies rated "A" or better by Best Key Rating Guide (the most current edition) or similar quality under a successor guide if Best s Key Rating shall cease to be published, and the originals of such policies (together with appropriate endorsement thereto, evidence of payment of premiums thereon and written agreements by the insurer or insurers therein to give Lender thirty (30) days' prior written notice of any intention to cancel or adversely modify or amend) shall be promptly delivered to Lender, said insurance coverage to be kept in full force and effect at all times until the completion of construction of the improvements. Deductible shall not exceed $ 1 0,000 per occurrence.

(b) PROPERTY INSURANCE - Fire and Extended Coverage Insurance, and such other property insurance as Lender may require in an amount equal to the full replacement cost of the improvements with standard non-contributing mortgagee clauses, such insurance to be in amounts and form and written by such companies rated "A" or better by Best Key Rating Guide (the most current edition) or similar quality under a successor guide if Best's Key Rating shall cease to be published, and the originals of such policies (together with appropriate endorsement thereto, evidence of payment of premiums thereon and written agreements by the insurer or insurers therein to give Lender thirty (30) days' prior written notice of any intention to cancel or adversely modify or amend) shall be promptly obtained and delivered to Lender, immediately upon completion of the construction of the improvements and before any portion is occupied by Borrower or any tenant of Borrower with such insurance to be kept in full force and effect at all times thereafter until the payment in fall of the loan evidenced by the Note.

(c) FLOOD INSURANCE - Flood insurance shall be required, in amounts of $500,000, unless evidence is provided that the property is not located in a designated flood area or storm surge area. Satisfactory evidence to determine if coverage is necessary shall be a Base Flood Elevation Certificate and/or a National Geodetic Vertical Datum (NGVD)-National standard reference datum for elevations, formerly referred to as mean Sea Level (MSL) of 1929. The deductible shall not exceed $ 10,000 per occurrence.

(d) EARTHQUAKE INSURANCE - Earthquake insurance shall be required, in the amounts acceptable to Lender, unless evidence is provided that the Parcel is not located in a federally designated earthquake prone area or is not an ISO High Risk Earthquake Zone. The deductible shall not exceed $25,000 per occurrence.

(e) PUBLIC LIABILITY - Lender shall receive Comprehensive General Liability insurance from the general contractor (which coverage shall extend to acts while on the project of the agents or subcontractors hired by the general contractor) to cover the property under Construction, with limits of $2,000,000 per occurrence and $5,000,000 general aggregate. Lender shall receive Comprehensive General Liability insurance from any other contractor or supplier covering the parcel under construction with limits of $ 1,000,000 per occurrence and $3,000,000 general aggregate. These limits can be accomplished either by underlying liability policies or by the sum of the underlying policy plus an excess or umbrella policy. The coverage shall include an endorsement in favor of Lender which is ISO form CG 20 11 11 85 - "Additional Insured Managers Or Lessors Of Premises", or an equivalent endorsement and shall include Broad Form Contractual Liability coverage. The claims made form of coverage is not acceptable.

(f) WORKERS' COMPENSATION - Evidence of compliance with the required coverage under statutory workmens' compensation requirements.

(g) BUSINESS AUTO LIABILITY - Lender shall receive Certificates of Insurance for Business Auto Liability, from all contractors and suppliers whose vehicles will be present on the jobsite. The coverage limits shall be $1,000,000 combined single limit.

(h) The following will be required for all insurance policies.

     1. All property policies shall name Lender as Loss Payee and Additional Insured.

     2. All liability policies shall name lender as an Additional
        Insured.

     3. The following Definition of Lender will be used for all Additional Insured and Loss
     Payee Endorsements:

     The additional insured and loss payee clause for property and the additional insured for general liability will read:
     AEI Net Lease Income & Growth Fund XIX Limited Partnership, AEI Fund Management XIX, Inc., Robert P. Johnson its individual general partner, its successors and assigns and any other owners as their interests may appear.

     4. Lender shall receive a thirty (30) day written notice in the event of cancellation, material amendment, or expiration of any of the insurance policies. The following words will be crossed out: "will endeavor to mail" and "but failure to mail such notice shall impose no obligation or liability of any kind upon the company, its agents or representatives".

     5. Lessee agrees that it will not settle any property insurance claims affecting the Leased Premises in excess of $25,000 without lessor's prior written consent, such consent not to be unreasonably withheld or delayed.

     6.    All property and liability policies shall contain
     Waiver of Subrogation Endorsements waiving all rights of subrogation, if any, against Lender as defined above.

     7. All insurance companies shall be approved in writing by Lender, subject to paragraph 4(b) above.

5. COLLECTION OF INSURANCE PROCEEDS - To cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to it in connection with the transaction contemplated hereby and the collection of any indebtedness or obligation of the Borrower to Lender incurred hereunder (including the payment by Borrower of the expense of an independent appraisal on behalf of Lender in case of a fire or other casualty affecting the Premises).

6. APPLICATION OF LOAN PROCEEDS - To use the proceeds of the Loan solely for the purpose of acquiring the premises and paying for Construction Costs and such incidental costs relative to the construction as may be approved from time to time in writing by Lender, and in no event to use any of the Loan proceeds for personal, corporate or other purposes.

7.    EXPENSES  - To pay all costs of closing the  Loan  and  all expenses of Lender with respect thereto, including, but not limited to, legal fees by Lender's counsel and all other attorney's fees, costs of title insurance, transfer taxes, license and permit fees, recording expenses, surveys, intangible taxes, appraisal fees, Inspecting Architect fees, expenses of foreclosure (including reasonable attorney's fees) and similar items as set forth in the Commitment. Absent the occurrence of a default by Borrower hereunder, legal fees of Lender in connection with the closing of the Loan shall be capped at $9,000 (inclusive of the Sale\Leaseback transaction contemplated between the Borrower and Lender). Notwithstanding the foregoing, nothing herein or in the Sale and Leaseback Financing Commitment shall be construed to prevent Lender from recovering from Borrower Lender's costs of enforcing this Agreement, including reasonable attorney's fees to the extent otherwise contemplated hereby. For purposes of this Agreement and all other Loan Documents, the term "reasonable attorneys fees" shall mean reasonable attorneys fees actually incurred at standard hourly rates.

8. LAWS, ORDINANCES AND ETC. - To comply promptly with any law, ordinance, order, rule or regulation of all authorities exercising jurisdiction over the Premises or the construction thereon, including appropriate supervising boards of fire underwriters and similar agencies and the requirements of any insurer issuing coverage on the Project.

9. RIGHT OF LENDER TO INSPECT PREMISES - To permit Lender and its representatives and agents, after 24 hours prior notice (except where Borrower shall be in default hereunder after the expiration of any applicable notice and cure period or in cases which Lender reasonably believes to be an emergency) to enter upon the Premises and to inspect the Improvements and all materials to be used in construction thereof and to cooperate and cause Contractor to cooperate with Lender or Title and their representatives and agents during such inspections; provided, however, that this provision shall not be deemed to impose upon Lender or its representatives any duty or obligation whatsoever to undertake such inspections, to correct any defects in the Improvements or to notify any person with respect thereto.

10. BOOKS AND RECORDS - To set up and maintain accurate and complete books, accounts and records pertaining to the Project including the working drawings in a manner reasonably acceptable to Lender. The Lender, its representatives and Inspecting Architect shall have the right at all reasonable times to inspect, examine and copy all books and records of Borrower relating to the Project, and to enter and have free access to the Premises and Improvements and to inspect all work done, labor performed and material furnished in or about the Project. Notwithstanding the foregoing, Borrower shall be responsible for making inspections as to the Improvements during the course of construction and shall determine to its own satisfaction that the work done or materials supplied by the Contractors and all Subcontractors has been properly supplied or done in accordance with the applicable contracts. Borrower will hold Lender harmless from and Lender shall have and have no liability or obligation of any kind to Borrower or creditors of Borrower in connection with any defective, improper or inadequate workmanship or materials brought in or related to the Improvements or the Premises, or any mechanic's liens arising as a result of such workmanship or materials. Upon Lender's request, Borrower shall replace or cause to be replaced any such work or material found to be deficient. Any inspections made by Inspecting Architect, or Lender are for the sole benefit of Lender and neither Borrower nor any creditor, tenant or vendee of Borrower shall be entitled to rely on such inspection.

11. CORRECTION OF DEFECTS - To promptly correct any structural defects in the Improvements or any departure from the Plans and Specifications not previously approved by Lender, except those changes not requiring Lender's consent as set forth in Article V, paragraph 11 herein. The advance of any loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant.

12.    SIGN   REGARDING  CONSTRUCTION  FINANCING  -  Subject   to
applicable law, to allow Lender to erect and maintain at a suitable site on the Premises a sign indicating that construction financing is being provided by Lender.

13. ADDITIONAL DOCUMENTS - To furnish to Lender all instruments, documents, initial surveys, footing or foundation surveys, certificates, plans and specifications, appraisals, financial statements, title and other insurance reports and agreements and each and every other document and instrument required to be furnished by the terms of this Agreement, all at Borrower's expense; to assign and deliver to Lender such documents, instruments, assignments and other writings consistent with the intent of the parties as provided herein and which documents, instruments, assignments and writings do not alter the rights and obligations of the parties set forth herein, and to do such other acts necessary or desirable to preserve and protect the collateral at any time securing the Note, as Lender may reasonably require; and to do and execute all and such further lawful and reasonable acts, conveyances and assurances for the carrying out of the intents and purposes of this Agreement as Lender shall reasonably require from time to time, consistent with the intent of the parties as provided herein and which acts, conveyances, and assurances do not alter the rights and obligations of the parties set forth herein.

14. ARCHITECTS AND CONSTRUCTION CONTRACTS - To commit no default or knowingly permit the same under the terms of the Architects or Construction Contracts; To waive none of the obligations of the parties thereunder; To do no act which would relieve such parties from their obligations thereunder; To make no amendments (except as otherwise set forth herein) to such contracts, without the prior written consent of Lender; To enter into no change orders or extras without Lender's consent (except as otherwise set forth herein); To allow all such contracts to be subject to the approval of Lender for its loan purposes; To allow Lender to take advantage of all the rights and benefits of the contracts upon any default by Borrower; and to submit evidence to Lender that both the Architect and the Contractors will permit Lender to acquire Borrower's interest under their respective contracts and the Contract Documents without additional charge or fee should an event of default occur hereunder.

15. ENFORCE PERFORMANCE OF SUB-CONTRACTS - To enforce, or cause to be enforced, the prompt performance of the Sub-Contracts in accordance with their terms and not to approve any changes in the same without Lender's prior written consent.

16. COMPLIANCE WITH RULES - To comply with, and to require the Contractors to comply with, all rules, regulations, ordinances and laws bearing on the conduct of the work on the Improvements, including the requirements of any insurer issuing coverage on the Project and the requirements of any supervising boards of fire underwriters or similar agencies.

17. MARKETABLE TITLE - To execute and deliver or cause to be executed and delivered such instruments as may be required by the Lender and Title to provide Lender with a marketable, valid and first-priority security title to and lien upon the Premises subject only to such exceptions to title as may be approved by Lender.

18. VIOLATIONS OF GOVERNMENTAL LAW, ORDINANCES OR REGULATIONS - To permit no violations (or to correct the same upon notices of violations) of any federal or state law or municipal ordinance or order or requirement of the State in which the Premises are located or any municipal department or other governmental authority having jurisdiction affecting the Premises, which violations in any way have a material adverse affect on the Premises.

19. COMPLIANCE WITH ZONING ORDINANCES AND SIMILAR LAWS -To cause the Plans and Specifications and construction pursuant thereto and the use of the Premises contemplated thereby to comply with all governmental laws and regulations and requirements, zoning ordinances, standards, and regulations of all governmental bodies exercising jurisdiction over the Premises, including environmental protection and equal employment regulations, and appropriate supervising boards of fire underwriters and similar agencies.

20. APPROVAL OF PLANS AND SPECIFICATIONS - To cause (and to knowingly permit no deviation therefrom) the Plans and Specifications to conform to the requirements and conditions set out by applicable law or any effective restrictive covenant, to all governmental authorities which exercise jurisdiction over the Premises or the construction thereon. No construction will be commenced upon the Premises until said Plans and Specifications shall have been submitted to Lender. No changes are to be made in the Plans and Specifications as submitted to Lender, without Lender's prior consent, which shall not be unreasonably withheld, except after prior written notice to Lender. Provided the Loan shall remain in balance as set forth in Article VII, paragraph 3 herein, Lender shall consent to reallocation among line items or use of the Construction Contingency on the Construction Budget attached hereto as Exhibit B of not more than $10,000 each or in the aggregate of not more than the amount budgeted for Construction Contingency, unless Borrower shall deposit Owner Equity with the Escrowee in the amount of such excess over such budgeted amount after reallocation or use of the Construction Contingency.

                          ARTICLE VII
             CONDITIONS PRECEDENT TO A DISBURSEMENT

It shall be a condition precedent to each Disbursement under this Loan Agreement that:

1. LOAN DOCUMENTS - The Loan Documents shall have been duly executed and delivered to Lender and shall be in full force and effect.

2. OWNER EQUITY - Borrower shall have paid all of the Owner Equity funds, if (and when, if any shall subsequently become necessary) any shall become necessary, into the Project before the Disbursement and Borrower shall deliver evidence of such payment reasonably satisfactory to Lender. The parties hereto agree that no Owner Equity funds are required as of the effective date hereof.

3. LOAN BALANCE - As of the date immediately prior to any Disbursement, the total amount of unadvanced proceeds of the Loan shall be sufficient, in the opinion of Lender to complete the Improvements free of liens. To the extent the total of the unadvanced proceeds of the Loan shall be insufficient, at any time, in Lender's reasonable opinion, to complete the Improvements, or be less than the Total Construction Costs not yet paid for or not yet incurred (including construction loan interest necessary for the remainder of the term or extensions thereof, if any), the Borrower shall immediately deposit with the Lender or with Title, as additional Owner Equity funds, an amount equal to such deficiency and such additional Owner Equity funds shall be disbursed by Escrowee prior to the Disbursement of any further advance or advances under this Agreement.

4. NO DEFAULT - No event of default shall exist under this Agreement or the Loan Documents.

5. REPRESENTATIONS AND WARRANTIES - The representations and warranties in Article V hereof shall be true and correct on and as of the date of each Disbursement.

6. SWORN CONSTRUCTION STATEMENT - Prior to the initial disbursement hereunder, the Borrower shall have submitted to
Lender and Title a Construction Cost Statement sworn to by Borrower. The list should show the name of each and every Contractor, Sub-Contractor and materialman, his address and an estimate of the dollar value of the work, labor and materials to be done or supplied and a general statement of the nature of the work to be done or materials to be supplied by each Contractor. The Borrower shall furnish to the Lender any amendments or additions to the original statement as so submitted. The Borrower shall also submit a sworn statement of all Loan and carrying charges certified to Lender.

7.    APPLICATION  FOR PAYMENT - Lender shall  have  received  an
Application for Payment pursuant to Article VIII hereof.

8. TITLE - Title shall issue its endorsement to the title policy insuring the Security Deed to be a first priority security title under the policy in the aggregate amounts of all prior
Disbursements and the requested Disbursement.

10. WORK IN PLACE - All work or materials for which a Disbursement is requested shall be in place and incorporated into the Improvements.


                          ARTICLE VIII
           METHODS OF DISBURSEMENTS OF LOAN PROCEEDS

The Loan shall be disbursed as follows:

1. PROCEDURE - Not more often than monthly, Borrower may submit an Application for Payment in the form attached hereto as Exhibit "C" requesting the Disbursement of proceeds under the Loan, which request shall be submitted to Lender and to Escrowee at least five (5) business days prior to the date on which a Disbursement is requested. Provided the conditions of this Loan Agreement are met on the date requested for such advance, Lender shall advance to Escrowee amounts certified to be currently payable by Borrower (excluding the retainage hereinafter specified) for the then incurred portion of Total Construction Costs pursuant to the Application for Payment. All costs shall have been approved in writing by the Project Architect, Borrower, Contractor, and if required by Lender, by the Inspecting Architect. All interest payable on the Note and all Loan and Carrying Charges shall be approved by the Lender and to the extent payable to Lender need not be disbursed to Escrowee, but may be immediately and automatically credited by Lender to the Loan account. Escrowee shall disburse all funds advanced to it by Lender in accordance with the terms and provisions of this Agreement and any special escrow requirements imposed by Escrowee as a condition to its acting as the disbursing agent hereunder. The Proceeds of the Loan shall bear interest from and including the date of disbursement to Escrowee or the date of credit by Lender provided that in the event Escrowee shall fail to disburse any advances within five (5) business days after the date set for an advance, the Borrower may request Escrowee to return said advance to Lender and interest on such advance shall abate from and after the date of such return. Any amounts disbursed to Escrowee and returned by Escrowee to the Lender shall not be deemed to be advanced under the Loan Documents. Each Application for Payment shall clearly set forth the amounts due to Borrower and to each Contractor out of the requested Loan and shall be accompanied by the following:

     a. A Draw Request Certificate in the form attached hereto as Exhibit "D" certifying that each contractor or materialman for which payment is requested in the relevant Application for Payment has satisfactorily completed the work or furnished the materials for which payment is requested in accordance with the applicable contract; that all work for which an Application for Payment is made conforms to the Plans and Specifications within standard construction tolerances and any approved or permitted changes, and is in place; and that sufficient funds remain of the undisbursed loan amounts to complete the Project and that all funds previously disbursed have been applied as per the previous Application for Payment.

     b. Waivers of Mechanics' Liens and Materialmen's Liens executed by all Contractors for all work done and all materials furnished by them to the Premises and included in such current Application for Payment.

     c. Waivers of Mechanics' Liens and Materialmen's Liens executed by all Sub-Contractors and workmen and materialmen for all work done and all materials furnished by them to the Premises and included in the immediately preceding Application for Payment.

     d. Such other supporting evidence, including invoices and receipts as may be reasonably requested by Lender or Escrowee to substantiate all payments which are to be made out of the Disbursement or to substantiate all payments then made in respect to the Project.

2. INTEREST ADVANCE - If interest has accrued on the Loan and is unpaid or fees are payable to the Lender hereunder constituting an event of default under the Note, Lender shall be, and hereby is, authorized at any time to advance to itself from the proceeds of the Loan the total amount of such accrued interest and fees, whether or not an Application for Payment has been submitted by the Borrower and the same shall be deemed to be an advance of the proceeds of the Loan under this Agreement in the same manner and with the same effect as if advanced under the provisions above. It is understood Lender may establish an automatic interest reserve whereby Lender may withdraw from the Loan account on a regular basis the accrued interest on the Loan and credit the Loan balance with the same. Lender shall advance to itself up to the amount shown on Exhibit B itemizing Construction Costs for interest accrued on disbursed Loan proceeds.

3. ASSESSMENT AND TAX ADVANCE - As taxes and assessments become due on the Premises, and if not paid by Borrower within applicable notice and cure periods hereunder, Lender shall be, and hereby is, authorized to advance to itself automatically from the proceeds of the Loan, the total amount of such taxes and assessments and the same shall be deemed to be an advance of the proceeds of the Loan under this Agreement in the same manner and with the same effect as if advances under the provisions above.

4. DISBURSE UNDER LOAN DOCUMENT - All sums advanced and disbursed hereunder shall be disbursed under and shall be secured by the Loan Documents.

5. PAYMENTS TO SUBCONTRACTORS - In its discretion Escrowee may make payments directly to any subcontractor or materialman.

6. RETAINAGE - Each Disbursement for lienable Construction Costs shall be limited to an amount equal to ninety percent (90%) of the value, exclusive of Borrower and/or Contractor's profit and overhead, of the materials and labor furnished to the Premises and the balance (herein called the Retainage) shall be retained by Lender, provided that thirty (30) days after completion by each subcontractor or materialman of his subcontract Lender shall, provided Borrower is not in default hereunder, disburse to such party, or to the Contractor on behalf of such party the Retainage withheld from said party, provided that as a condition to such disbursement the Borrower and Project Architect and the Inspecting Architect, if any shall have been hired by Lender, shall certify to Lender the date that such Party's subcontract has been fully and satisfactorily completed and the subcontractor or materialmen shall have supplied Title with satisfactory final lien waivers, including final lien waivers for any of its submaterialmen or sub-contractors and the requirements of any bonding company issuing the Bonds shall have been fulfilled. No Retainage shall be taken for "soft" Construction Costs, the non payment of which may not result in a mechanic's or materialman's lien on the Premises. Any Retainage due the Contractor for work performed or materials furnished by the Contractor (and any profit and overhead) and due any developer or the Borrower shall be disbursed on a percentage completion basis relative to the completion of the Improvements as may be certified by the Project Architect.

                           ARTICLE IX
                       FINAL LOAN BALANCE

At no time and in no event shall Lender be obligated to disburse the balance of the proceeds of the loan, including any Retainage until:

     1. Lender shall have received satisfactory evidence of the final completion of the Improvements in accordance with the Contract Documents subject to standard construction industry tolerances and the Certificate of Final Completion (without exception for material "punch-list" items) from the Project Architect accepted by the Contractor and Borrower.

     2. Lender shall have received satisfactory as-built surveys reflecting the final location of the Improvements as fully completed on the Premises in accordance with the Contract Documents, said survey to be prepared by a registered or licensed surveyor bearing his registry number, certifying to Lender as to the legal description of the Premises and showing all Improvements located on the
     Premises and indicating the street address of the Improvements, absence of any encroachments on the Premises or from the Premises onto adjacent land, showing all access points, and showing conformance to all set back requirements and delineating all utility easements, rights of way and other matters affecting the Premises, and certifying as to the total acreage of the land, the exterior dimensions of the Improvements, and the number of parking spaces, if any, and such other matters as Lender may reasonably request.

     3. Lender shall have received a requisite affidavit of the Borrower, Contractor and Project Architect, and approved by the Inspecting Architect, if any, certifying as to the final cost of the Improvements.

     4. Title shall have been furnished with such final lien waivers sufficient in the opinion of Title to dissolve any possible Mechanic's and Materialman's Liens affecting title to the Premises and Title shall have issued its endorsements to the title policy increasing the insured coverage to the full amount of all sums disbursed under this Loan Agreement.

     5.     Lender   shall  have  received  evidence   reasonably
     satisfactory to Lender that all of the terms, provisions and conditions on the part of the Borrower to be performed or caused to be performed have been fulfilled.

     6. Lender shall have received a Final Certificate of Occupancy issued by the appropriate governmental authority covering the Improvements indicating that the Improvements as built comply with all building codes and zoning ordinances.

     7. All remaining uncompleted material "punch list" items shall have been satisfactorily completed, and an escrow reasonably satisfactory to Lender shall have been established for any uncompleted minor punch list items.

     8. The requirements, if any, of all bonding companies, if any, with respect to release of retainage shall have been met.

     9. The terms of Lender's conditions precedent to the close of the sale of the Premises pursuant to the Sale and Leaseback Financing Commitment shall have been satisfied.

                           ARTICLE X
                       EVENTS OF DEFAULT

An "event of default" shall be deemed to have occurred hereunder if:

1. DEFAULT UNDER LOAN DOCUMENTS - Any event of default that remains uncured after the expiration of any applicable notice and cure period under any of the Loan Documents as defined therein;
or

2. FAILURE TO COMPLETE CONSTRUCTION - Borrower shall fail for any reason to complete the construction of the Improvements by the Completion Date; or

3. BREACH OF AGREEMENT - Borrower breaches or fails to perform, observe or meet any non-monetary covenant or condition of this Agreement within thirty (30) days after notice from Lender, or if such default is incapable of cure within thirty (30) days, and Borrower is diligently pursuing a course of conduct reasonably capable of effecting a cure, such reasonable time as may be necessary to cure the default (but in any event not to exceed 120 days); or

4.    BREACH  OF WARRANTY - Any warranties made or agreed  to  be made  in  any  of the Loan Documents or this Agreement  shall  be breached by Borrower or shall prove to be materially false or misleading, and shall not be cured or made to be true and correct within the notice and cure period provided for in Section 3 above; or

5. FILING OF LIENS AGAINST THE PREMISES - Any lien for labor, material, taxes or otherwise shall be filed against the Premises and such lien shall not be immediately bonded over within 20 days following Borrower's actual knowledge thereof, except those that are being in good faith contested by Borrower and which are bonded off or otherwise removed in a manner consistent with Georgia law and practice before the same shall result in a non-dischargeable claim adverse to Lender's secured position in the Premises; or

6. LITIGATION AGAINST BORROWER - Any suit shall be filed against Borrower, which if adversely determined, could substantially impair the ability of Borrower to perform each and every one of its obligations under and by virtue of the Loan Documents; or

7. LEVY UPON THE PREMISES - A levy be made under any process on the Premises and such levy shall not be immediately Bonded over and shall continue unstayed for thirty (30) days or more; or

8. ACCELERATION OF OTHER DEBTS - Borrower does, or omits to do, any act, or any event occurs, as a result of which any material obligation of Borrower, not arising hereunder, may be declared immediately due and payable by the Holder thereof and which materially, adversely affects Borrower's ability to perform its obligations hereunder; or

9. TRANSFER OF PREMISES - Borrower shall without the prior written consent of Lender, voluntarily or by operation of law, sell, transfer, convey or encumber all or any part of its interest in the Premises; the foregoing shall not apply to the issuance or transfer of stock in Borrower; or

10. FAILURE TO DISPROVE DEFAULT - Lender shall reasonably suspect the occurrence of one or more events of default and Borrower, upon request of the Lender, shall fail to provide evidence reasonably satisfactory to Lender that such event or events of default have not in fact occurred, subject to the notice and cure period set forth in section 3 above; or

11. ABANDONMENT - Borrower abandons the project or delays or ceases work thereon for a period of fifteen (l5) days, or delays construction or suffers construction to be delayed for any period of time for any reason whatsoever so that completion of Improvements cannot be accomplished in the judgment of Lender and Project Architect on or before the Completion Date; or

12. BANKRUPTCY - Borrower shall make an assignment for the benefit of its creditors or shall admit in writing its inability to pay its debts as they become due or shall file a petition in bankruptcy or shall be adjudicated a bankrupt or insolvent or shall file a petition seeking any reorganization, dissolution, liquidation, arrangement, composition, readjustment, or similar relief under any present or future bankruptcy or insolvency statute, law or regulation, or shall file an answer admitting to or not contesting the material allegations of a petition filed against it in any such proceedings, or shall not have the same dismissed or vacated, or shall seek or consent or acquiesce in the appointment of any trustee, receiver or liquidator of a material part of its properties, or shall not after the appointment without the consent or acquiescence of it of a trustee, receiver, or liquidator of any material part of its properties have such receiver, liquidator or appointment vacated; or

13. EXECUTION LEVY - Execution shall have been levied against the Premises or other properties subject to the Security Deed or any lien creditors commence suit to enforce a judgment lien against  the  Premises  or such action or suit  shall  have  been brought and shall not be immediately bonded over and shall continue unstayed and in effect for a period of more than 60 consecutive days; or

14. ATTACHMENT - Any part of the Lender's commitment to make the advances hereunder shall at any time be subject or liable to attachment or levy at the suit of any creditor of the Borrower or at the suit of any subcontractor or creditor of the Contractor, and the same shall not be removed or released prior to the time Lender must comply with the same or 10 business days after notice to Borrower, whichever is less; or

15.   DESTRUCTION - Any part of the Improvements  are  materially damaged or destroyed by fire or other casualty and the loss shall
prove   not  to  be  adequately  covered  by  insurance  actually
collected or in the process of collection;


                           ARTICLE XI
                       REMEDIES OF LENDER

      Borrower hereby agrees that the occurrence of any one or more of the events of default set out in Article X hereof shall also constitute an event of default under each of the Loan Documents, thereby entitling Lender, at its option, to proceed to exercise any or all of the following remedies:

1. EXERCISE OF REMEDIES - To exercise any of the various remedies provided in any of the Loan Documents, including the acceleration of the indebtedness evidenced by the Note and the foreclosure of the Security Deed;

2. CUMULATIVE RIGHTS - Cumulatively to exercise all other rights, options and privileges provided by law;

3. CEASE MAKING ADVANCES - To refrain from making any advances under this Agreement but Lender may make advances after the happening of any such event without thereby waiving the right to refrain from making other further advances or to exercise any of the other rights Lender may have.

4. RIGHTS TO ENTER - To require Borrower to vacate the Premises and permit Lender (whether prior to a foreclosure sale or during any period of redemption after a foreclosure sale):

     (a)  To enter into possession;

     (b)   To  perform or cause to be performed any and all  work
     and   labor  necessary  to  complete  the  Improvements   in
     accordance with the Plans and Specifications;

      (c)   To  employ security watchmen to protect the Premises;
      and

     (d) To disburse that portion of the Loan Proceeds not previously disbursed (including any Retainage) to the extent necessary to complete the construction of the Improvements in accordance with the Contract Documents and if the completion requires a larger sum than the remaining undisbursed portion of the Loan, to disburse such additional funds, all of which funds so disbursed by Lender shall be deemed to have been disbursed to Borrower and shall be secured by the Security Deed. For this purpose, Borrower hereby constitutes and appoints Lender its true and lawful attorney-in-fact with full power of substitution to complete the construction of the Improvements in the name of the Borrower, and hereby empowers Lender as said attorney to take all actions necessary in connection therewith including but not limited to using any funds of Borrower including any balance which may be held in escrow and any funds which may remain unadvanced hereunder for the purpose of completing the said portion of the Improvements in the manner called for by the Contract Documents; to make such additions and changes and corrections in the Contract Documents which shall be reasonably necessary or desirable to complete the said portion of the Improvements in substantially the manner contemplated by the Contract Documents; to employ such contractors, subcontractors, agents, architects, and inspectors as shall be required for said purposes; to pay, settle or compromise all existing or future bills and claims which are or may be liens against said Premises, or may be necessary or desirable for the completion of the said portion of the Improvements or the clearance of title to the Premises; to execute all applications and certificates in the name of Borrower which may be required by any construction contract and to do any and every act with respect to the construction of the said portion of the Improvements which Borrower may do in its own behalf. It is understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest which cannot be revoked by death or otherwise. Said attorney-in-fact shall also have power to prosecute and defend all actions and proceedings in connection with the construction of the said portion of the Improvements and to take such action and require such performance as it deems necessary. In accordance therewith, Borrower hereby assigns and quitclaims unto Lender all sums to be advanced hereunder including Retainage. Any funds so disbursed or fees or charges so incurred shall be included in any amount necessary for the Borrower to pay to redeem the premises after any foreclosure sale over and above and notwithstanding the bid price at any foreclosure sale.

     (e) To discontinue making advances hereunder to the Borrower and to terminate Lender's obligations under this Agreement.

5. RIGHTS NON CUMULATIVE - No right or remedy by this Agreement or by any Loan Document or instrument delivered by the Borrower pursuant hereto, conferred upon or reserved to the Lender shall be or is intended to be exclusive of any other right or remedy and each and every right and remedy shall be cumulative and in addition to any other right or remedy or now or hereafter arising at a law or in equity or by statute. Except as Lender may hereafter otherwise agree in writing, no waiver by Lender or any breach by or default of Borrower of any of its obligations, agreements, or covenants under this Agreement shall be deemed to be a waiver of any subsequent breach of the same or any other obligation, agreement or covenant, nor shall any forbearance by Lender to seek a remedy for such breach be deemed a waiver of its rights and remedies with respect to such a breach, nor shall Lender be deemed to have waived any of its rights and remedies unless it be in writing and executed with the same formality as this Agreement.

6. EXPENSES - To the extent provided for in the Commitment, the Loan and this Agreement and the performance by the Lender or Borrower of their obligations hereunder shall be without cost and expense to the Lender, all of which costs and expenses the Borrower agrees to pay and hold Lender harmless of and payment of which shall be secured by the Loan Documents. Specifically,
Borrower agrees to pay all title charges, surveyor's fees, appraisals, loan fees and attorney's fees and costs and the like incurred in connection with this Agreement. Provided Borrower shall not be in default hereunder beyond the expiration of all applicable notice and cure periods, Borrower need not pay Lender's attorney's fees in excess of $9,000 (inclusive of the Sale\Leaseback transaction contemplated between the Lender and Borrower). Notwithstanding the foregoing, nothing herein or in the Sale and Leaseback Financing Commitment shall be construed to prevent Lender from recovering from Borrower Lender's costs of enforcing this Agreement, including reasonable attorney's fees, to the extent otherwise contemplated hereby.

                          ARTICLE XII
              GENERAL CONDITIONS AND MISCELLANEOUS

The following conditions shall be applicable throughout the term of this Agreement:

1. RIGHTS OF THIRD PARTIES - All conditions of the obligations of Lender hereunder, including the obligation to make disbursements are imposed solely and exclusively for the benefit of Borrower, and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make advances in the absence of strict compliance with any or all thereof, and no other person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it desirable to do so. In particular,
Lender makes no representations and assumes no duties or obligations as to third parties concerning the quality of the construction of the Improvements or the absence therefrom of defects. In this connection, Borrower agrees to and shall indemnify Lender from any liability, claims or losses resulting from the disbursement of the Loan proceeds or from the condition of the Premises whether related to the quality of construction or otherwise and whether arising during or after the term of the Loan made by Lender to Borrower in connection therewith, except for Lender's gross negligence or willful misconduct. This provision shall survive for four years after the foreclosure or deed in lieu thereof, except as to latent defects, and in such case, this provision shall continue in full force and effect so long as the possibility of any such liability, claims or losses exists, for four years after such latent defects are or should have been discovered.

2. EVIDENCE OF SATISFACTION OF CONDITIONS - Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non- existence, as the case may be, of such fact or facts, and Lender shall, at all times, be free independently to establish to its reasonable satisfaction such existence or non-existence.

3. ASSIGNMENT - Borrower may not assign this Loan Agreement or any of its rights or obligations hereunder without the prior written consent of Lender.

4. SUCCESSORS AND ASSIGNS INCLUDING IN PARTIES - Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such parties shall be included and all covenants and agreements contained in this Agreement by or on behalf of the Borrower or by or on behalf of the Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not.

5. HEADINGS - The headings of the sections, paragraphs and subdivisions of this Agreement are for the convenience of reference only, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

6. INVALID PROVISIONS TO AFFECT NO OTHERS - If fulfillment of any provision hereof, or any transaction related thereto at the time performance of any such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and such clause or provision shall be deemed invalid as though not herein contained, and the remainder of this Agreement shall remain operative in full force and effect.

7. NUMBER AND GENDER - Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

8. AMENDMENTS - Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

9. NOTICES - Any notice which any party hereto may desire or may be required to give to any of the parties shall be in writing and the mailing thereof by personal delivery (including courier) or by certified mail return receipt requested, to the respective parties' addresses set forth hereinabove or to such other place such party may by notice in writing designate as its address shall constitute service of notice hereunder. Notices shall be deemed delivered by the date on the return receipt, if sent by certified mail, or on the date of delivery if sent by personal delivery (as evidenced by the date of the courier's receipt, if sent by courier). Any notice that is rejected by any party shall be deemed delivered on the date that it is rejected.

10. GOVERNING LAW - This Construction Loan Agreement is made and executed pursuant to and is intended to be governed by the laws of the State where the Premises are located.

11. FORCE MAJEURE - Anything in this Agreement to the contrary notwithstanding, Borrower shall not be deemed in default with respect to the performance of any of the terms, provisions, covenants, and conditions of this Agreement (except for the payment of all other monetary sums payable hereunder, to which the provisions of this Section shall not apply) and the Completion Date shall be appropriately extended, if the same shall be due to any strike, lockout, civil commotion, warlike operations, invasion, rebellion, hostilities, sabotage, governmental regulations or controls, impracticability of obtaining any materials or labor (except due to the payment of monies at the then current market rates), shortage or unavailability of a source of energy or utility service, Act of God, casualty, adverse weather conditions, or any cause beyond the reasonable control of Borrower or its General Contractor (except due to the payment of monies at the then current market rates). Delay due to Force Majeure shall in no event exceed 120 days from the occurrence of such event.

12. EXTENSION OF TIME - If Borrower shall not be in default with respect to any of the terms or conditions of this Agreement or any other document securing the Loan, Borrower shall have the right to extend the date upon which the Loan becomes due and payable for a period of thirty days by giving Lender written notice of Borrower's intent to so extend at least ten days prior to the original due date of the Loan and accompanied by a cashier's check in the amount of $2,500 made payable to Lender. If required by Lender, Borrower will enter into such documents as may be reasonably required to evidence the extension.




     IN WITNESS WHEREOF, Borrower and Lender have hereunto caused these presents to be executed on the date first above written.

                    Party City of Atlanta, Inc., a Georgia corporation

                    By: /s/ Frank S Buonanotte
                     Its Pres

                    AEI NET LEASE INCOME & GROWTH FUND  XIX
                    LIMITED PARTNERSHIP

                    By:  AEI FUND MANAGEMENT XIX, INC.,
                         a Minnesota corporation,
                         Its corporate general partner

                    By: /s/ Robert P Johnson
                            Robert P. Johnson, President










                              EXHIBIT "A"



     All that tract or parcel of land lying and being in Land Lot
171  of  the 9th Land District, City of Gainesville, Hall County,
Georgia, said tract of parcel being more particularly described as follows:

     To find the Point of Beginning Commence at the instersection of the southerly right-of-way line of Georgia State Route 53 (r/w varies) and the easterly right-of-way line of Relocated Green Hill Circle (r/w varies), if said right-of-way lines were extended to form a point instead of a miter.

      THENCE South 48 degrees 54 minutes 00 seconds East for a distance of 23.86 feet along the extension of the southerly right-of-way line of Georgia State Route 53 to an iron pin set at the intersection of the easterly right-of-way line of Relocated Green Hill Cirlce, said iron pin set being the Point of Beginning.
      THENCE South 48 degrees 54 minues 00 seconds East for a distance of 223.00 feet along the southerly right-of-way line of Gerogia State Route 53 to an iron pin set a the northwesterly conrener of Lot 2.
      THENCE South 41 degrees 06 minutes 00 seconds West for a distance of 60.00 feet leaving the southerly right-of-way line of Georgia State Route 53 and along the westerly line of Lot 2 to an iron pin set.
      THENCE North 48 degrees 54 minutes 00 seconds West fo a distance of 20.50 feet along the westerly line of Lot 2 to an iron pin set.
      THENCE South 41 degrees 06 minutes 00 seconds West for distance of 136.48 feet along the westerly line of Lot 2 to an iron pin set.
      THENCE North 48 degrees 54 minutes 00 seconds West for a distance of 166.20 feet along the northerly line of a Detention Pond to an iorn pin set.
      THENCE South 86 degrees 55 minutes 03 seconds West for a distnce of 40.85 feet along the northerly line of a Detention Pond to an iron pin set on the easterly right-of-way line of Relocated Green Hill Circle.
     THENCE the following course and distances along the easterly rith-of-way line of Relocated Green Hill Circle to the Point of Beginning.
      Along a curve to the right having a radius of 260.00 feet and an arc length of 127.79 feet, being subtended by a chrd of North 27 degrees 01 minutes 13 seconds East for a distance of
126.51 feet to a hub and tac found.
      THENCE North 41 degrees 03 minutes 05 seconds East for distance of 83.16 feet to a hub and tac found.
      THENCE South 87 degrees 34 minutes 02 seconds East for a distance of 30.54 feet to an iron pin set at the intersection of the southerly right-of-way line of Georgia State Route 53, said iron pin set being the Point of Beginning.

Said tract contains 1.045 acres is depicted as "Lot 1" on the Final Plat Phase I, Gainesville Market, recorded at Plat Slide
595, Page 39A, Hall County, Georgia records.

TOGETHER WITH easements appurtenant to the subject property contained in that certain Declaration of Restrictive Covenants and Grant of Easements by Stafford Properties, Inc. dated February 14, 1997, recorded in Deed Book 2806, Page 218-239, Hall County, Georgia records.







                              EXHIBIT B

                         CONSTRUCTION LOAN BUDGET


LAND ACQUISITION                                  $   550,000
BUILDING GENERAL CONSTRUCTION                         479,000
SITE IMPROVEMENTS                                     170,000
LANDSCAPING                                             9,000
PERMITS & FEES                                         15,000
ARCHITECT                                              15,100
ENGINEERING                                             8,500
ENVIRONMENTAL REPORT                                    1,000
SOILS REPORT                                            1,200
SURVEYS                                                 1,200
APPRAISAL                                               2,500
TITLE INSURANCE - (construction)                        5,000
TIME INSURANCE - (saleleaseback)                        5,000
ATTORNEY FEES - (borrower/lessee)                      12,000
ATTORNEY FEES - AEI                                     9,000
MISCELLANEOUS                                           3,264
REAL ESTATE TAXES                                       3,000
PROMESA FEES                                              500
DEVELOPMENT FEE                                        30,000
CONTINGENCY                                            80,000
CONSTRUCTION MORTGAGE FEES (1% TC)                     14,500

AEI SALE/LEASE BACK
COMMITMENT FEE (.5%)                                    7,200
LOAN INTEREST (8%)                                     28,036


TOTAL COSTS                                         1,450,000



                           Exhibit C

                    APPLICATION FOR PAYMENT

      Party City of Atlanta, Inc. ("Borrower") hereby requests a disbursement in the amount of______________________ ($____________________) pursuant to that certain Construction Loan Agreement dated effective as of June _____, 1997 by and between Borrower, AEI Income & Growth Fund XXI Limited Partnership, a Minnesota limited partnership ("Lender"). The amounts requested have been or will be used to pay the items identified on Exhibit "A" attached hereto and made a part hereof.

      After payment of the amounts requested herein, the balance of undisbursed Loan proceeds of $_____________________ will be sufficient to complete construction and pay all related project costs currently known. In the event of cost overruns which cannot be accounted for by re-allocation among line items reasonably approved by Lender, Borrower agrees to contribute the necessary equity pursuant to Construction Loan Disbursement Agreement.

      All representations and warranties made by the Borrower in the Loan Documents (as defined in the Construction Loan Agreement
dated  effective  as  of June       , 1997,  between  Lender  and
Borrower) are true and correct as of the date hereof and Borrower is not in default of any of the provisions thereof.

      The total cost of the items for which Lender is funding  is
estimated     to     be     $                 .      To     date,
$______________(exclusive of this request) has been disbursed pursuant to the Construction Loan Disbursing Agreement.

     Dated:______________________________

               BORROWER:


                     Party City of Atlanta, Inc., a Georgia corporation

                    By:______________________________
                     Its________________________

STATE OF            )
                    )ss.
COUNTY OF           )

     I, _______________________________________________, a Notary
public of the said State and County do hereby certify that _________________________________________ personally appeared before me this day and he is the ____________________________  of
Party City of Atlanta, Inc., a Georgia corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by said officer.

      Witness my hand and official stamp or seal, this ______ day of June, 1997.


_________________________________________
                                             Notary Public






                            BORROWER

                          Exhibit D-1
                    DRAW REQUEST CERTIFICATE

       This   Certificate  made  by   Party  City   of   Atlanta,
Inc.("Borrower").

                            RECITALS

      WHEREAS, Borrower and AEI Income & Growth Fund XXI Limited Partnership, a Minnesota limited partnership ("Lender") have entered into a Construction Loan Agreement dated effective as of
June       , 1997 (the "Loan Agreement") pursuant to which Lender
agreed to loan $1,450,000 to Borrower for the purpose of constructing a Party City store on certain real property described on Exhibit "A" attached to the Construction Loan Agreement ("Project"); and

      WHEREAS,  Borrower  and  Contractor  have  entered  into  a
contract dated            , 1997, ("Construction Contract"); and

      WHEREAS, the Loan Agreement requires the submission to Escrowee and Lender of this Certificate prior to the advancement of any loan proceeds under the Loan Agreement.

     NOW, THEREFORE, Borrower does hereby certify to Escrowee and Lender as follows:


        1. This Draw Request for the period from ____________________________, 1997 to _____________________,
1997, showing work completed to date of $ and requesting a current payment of $________________________ relates to costs incurred pursuant to the Construction Contract, and other line items, all as shown on the Construction Loan
Budget attached to the Loan Agreement, and are costs only pertaining to the Project and are included in the Loan Agreement.

      2. As of the date of this Draw Request, the balance remaining due for all costs under the Construction Contract, including retainage and approved change orders, to complete the Project after receipt of payments requested herein will be $________________.

      3. As of the date of this Draw Request, the remaining balance due on the Loan Agreement as set forth above is sufficient to complete the Project in accordance with the Plans and Specifications (as defined in the Loan Agreement) to the degree set forth by the Loan Agreement.

    4.    That   all work covered by this Draw Request  has  been
completed in accordance with the Construction Contract, Plans and Specifications, and any amendments thereto approved by Lender.

    5.    That   all  work  completed to  date  conforms  to  the
Construction  Contract,   Plans  and  Specifications,   and   any
amendments thereto approved by Lender.

    6. That all funds previously disbursed for costs incurred pursuant to the Construction Contract under the Loan Agreement have been applied as provided in all previous Draw Request
Certificates.

    7. That as of the date hereof, to the best of Borrower's knowledge after due inquiry, the Project complies with the requirements of all zoning and building laws, ordinances, regulations and permits; the requirements of all governmental agencies having jurisdiction over the Project; and there is no action or proceeding pending before any court or administrative agency with respect to such laws, ordinances, regulations and/or any certifications or permits issued thereunder.

   Dated this ______ day of ____________________, 1997.


BORROWER:                         Party City of Atlanta, Inc.,  a
                                  Georgia corporation


By:______________________________
                                   Its________________________


STATE OF                                                      )
                                  )ss.
COUNTY OF                         )

    I,  _______________________________________________, a Notary
public of the said State and County do hereby certify that _________________________________________ personally appeared before me this day and he is the ____________________________  of
Party City of Atlanta, Inc., a Georgia corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by said officer.

   Witness my hand and official stamp or seal, this ______ day of _________________, 1997.

                                    _____________________________
____________
                        Notary Public








                    CONTRACTOR AND ARCHITECT

                          Exhibit D-2
                    DRAW REQUEST CERTIFICATE

              This          Certificate          made          by
,("Contractor"),                                              AND
("Architect").

                            RECITALS

      WHEREAS, Party City of Atlanta, Inc. ("Borrower") and AEI Income & Growth Fund XXI Limited Partnership, a Minnesota limited partnership ("Lender") have entered into a Construction Loan Agreement dated effective as of June , 1997 (the "Loan Agreement") pursuant to which Lender agreed to loan $1,450,000 to Borrower for the purpose of constructing a Party City store on certain real property described on Exhibit "A" attached to the Construction Loan Agreement ("Project"); and

      WHEREAS,  Borrower  and  Contractor  have  entered  into  a
contract dated            , 1997, ("Construction Contract"); and

     WHEREAS, Borrower and Architect have entered into a contract
dated            , 1997, ("Architect Contract"); and

      WHEREAS, the Loan Agreement requires the submission to Escrowee and Lender of this Certificate prior to the advancement of any loan proceeds under the Loan Agreement.

      NOW, THEREFORE, Contractor and Architect do hereby certify to Escrowee and Lender as follows:


        1. This Draw Request for the period from ____________________________, 1997 to _____________________,
1997, showing work completed to date of $ and requesting a current payment of $________________________ relates to costs incurred pursuant to the Construction Contract, and are costs only pertaining to the Project.

      2. As of the date of this Draw Request, the balance remaining due for all costs under the Construction Contract, including retainage and approved change orders, to complete the Project after receipt of payments requested herein will be $________________.

      3. As of the date of this Draw Request, the remaining balance due on the Construction Contract as set forth above is sufficient to complete the Project in accordance with the Plans and Specifications (as defined in the Construction Contract) to the degree set forth by the Construction Contract.

    4. That all work covered by this Draw Request has been completed in accordance with the Construction Contract, Plans and Specifications, and any amendments thereto approved by Lender.

    5. That each subcontractor or materialmen for which payment is requested in this Draw Request has satisfactorily completed the work or furnished materials for which payment is requested in accordance with the Construction Contract.

    6.                          That all work completed  to  date
conforms to the Construction Contract, Plans and Specifications, and any amendments thereto approved by Lender.

    7. That all funds previously disbursed for costs incurred pursuant to the Construction Contract have been applied as provided in all previous Draw Request Certificates.

   8. That as of the date hereof, the Project complies with the requirements of all zoning and building laws, ordinances, regulations and permits; the requirements of all governmental agencies having jurisdiction over the Project; and there is no action or proceeding pending before any court or administrative agency with respect to such laws, ordinances, regulations and/or any certifications or permits issued thereunder.

   Dated this ______ day of ____________________, 1997.

                                  CONTRACTOR:



                                  By:

                                     Its:

                                  ARCHITECT:



                                  By:

                                  Its:

STATE OF                                                      )
                                  )ss.
COUNTY OF                         )

    I,  _______________________________________________, a Notary
public of the said State and County do hereby certify that _________________________________________ personally appeared before me this day and he is the ____________________________  of
,  a                   corporation,  and that by  authority  duly
given and as the act of the corporation, the foregoing instrument was signed in its name by said officer.

   Witness my hand and official stamp or seal, this ______ day of _________________, 1997.

                                    _____________________________
____________
My commission expires:________    Notary Public

STATE OF                                                      )
                                  )ss.
COUNTY OF                         )

    I,  _______________________________________________, a Notary
public of the said State and County do hereby certify that _________________________________________ personally appeared before me this day and he is the ____________________________  of
,  a                   corporation,  and that by  authority  duly
given and as the act of the corporation, the foregoing instrument was signed in its name by said officer.

   Witness my hand and official stamp or seal, this ______ day of _________________, 1997.

                                    _____________________________
____________
My commission expires:________    Notary Public